UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

LIBERATED ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-171046	27-4715504
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 Burtons Road
Marlton, New Jersey		08053
(Address of principal executive offices)		(Zip Code)

1 (609) 707-1519
Registrant’s telephone number, including area code:

______________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2014, at 10:55 AM the Company increased the number of common shares it is authorized to issue from 100,000,000 par value $0.001 to 250,000,000 par value $0.001.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 17, 2014, the Shareholders of the Company representing 60,545,032 common shares out of a total of 72,000,000 shares issued and outstanding of Common Stock, $0.001 par value, approved increasing the number of common shares it is authorized to issue from 100,000,000 par value $0.001 to 250,000,000 par value $0.00.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:
3.1	Amended Articles of Incorporation dated March 17, 2014 as filed with the Secretary of State in Nevada on March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 18, 2014	LIBERATED ENERGY, INC.

	By:	/s/ Frank Pringle
Frank Pringle
Chief Executive Officers